                         ANNUAL REPORT OCTOBER 31, 2000

                                  OPPENHEIMER

                          DISCIPLINED ALLOCATION FUND

                                    [PHOTO]

                             [OPPENHEIMERFUNDS LOGO]
                             THE RIGHT WAY TO INVEST

CONTENTS

 1  President's Letter

 3  An Interview
    with Your Fund's
    Manager

 7  Fund Performance

12  FINANCIAL
    STATEMENTS

38  INDEPENDENT
    AUDITORS' REPORT

39  Federal
    Income Tax
    Information

40  Officers and
    Directors

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
THE FUND HAS RECENTLY BENEFITED FROM A SHIFT IN INVESTOR SENTIMENT from growth stocks to more reasonably valued stocks with strong business fundamentals.

THE RISING PRICE OF OIL HAS CREATED INVESTMENT OPPORTUNITIES IN ENERGY COMPANIES, which represented an area of emphasis for the Fund.

THE INCREASED INCIDENCE OF CORPORATE ACQUISITIONS, leveraged buyouts and share buybacks INDICATE THAT MANY STOCKS ARE BARGAINS AT CURRENT PRICES.

AVERAGE ANNUAL
TOTAL RETURNS*

For the 1-Year Period
Ended 10/31/00

Class A
Without       With
Sales Chg.    Sales Chg.
------------------------------
8.27%         2.05%

Class B
Without       With
Sales Chg.    Sales Chg.
------------------------------
7.48%         2.73%

Class C
Without       With
Sales Chg.    Sales Chg.
------------------------------
7.44%         6.49%


*SEE NOTES ON PAGE 10 FOR FURTHER DETAILS.

[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer
Disciplined
Allocation Fund

PRESIDENT'S LETTER
--------------------------------------------------------------------------------
DEAR SHAREHOLDER,

Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets--especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.

   We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.

   In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve--an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.

   Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.



                  1  OPPENHEIMER DISCIPLINED ALLOCATION FUND

PRESIDENT'S LETTER Continued
--------------------------------------------------------------------------------
   What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.

   At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, healthcare and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.

   In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.


Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
November 21, 2000


THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC. AND ARE NOT INTENDED TO PREDICT OR DEPICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC DISCUSSION, AS IT APPLIES TO YOUR FUND, IS CONTAINED IN THE PAGES THAT FOLLOW. STOCKS AND BONDS HAVE DIFFERENT TYPES OF INVESTMENT RISKS; STOCKS ARE SUBJECT TO MARKET VOLATILITY AND BONDS ARE SUBJECT TO CREDIT AND INTEREST RATE RISKS.


                  2  OPPENHEIMER DISCIPLINED ALLOCATION FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------
Q

HOW DID OPPENHEIMER DISCIPLINED ALLOCATION FUND PERFORM OVER THE ONE-YEAR PERIOD THAT ENDED OCTOBER 31, 2000?

A. We are generally pleased with the Fund's performance in a relatively difficult market environment, especially toward the end of the fiscal year. Our performance is especially satisfying because of the Fund's significant weight in value stocks, which had been out of favor for much of the reporting period. We attribute our relative success to our asset allocation strategy, in which our substantial holdings of bonds and cash helped cushion some of the stock market's volatility, as well as to our security selection strategy, which emphasized improving earnings in addition to reasonable valuations.

HAS THE FUND'S ASSET ALLOCATION STRATEGY CHANGED OVER THE PAST YEAR?

Any changes to the Fund's allocations have resulted from investment activity, such as market appreciation, and not from strategic shifts. Most important, our allocation to stocks has remained relatively constant at approximately 60% of the portfolio. Our allocation to bonds has risen modestly from about 30% to roughly 35% of assets, while our cash investments have declined from about 10% to around 5% of the Fund.

WHAT ECONOMIC EVENTS OR TRENDS INFLUENCED THE FUND'S PERFORMANCE?

Over the past year, we have seen a major shift in investors' economic expectations. When the reporting period began on November 1, 1999, the economy was growing at a rate that many analysts feared might trigger long-dormant inflationary pressures. To relieve these pressures, the Federal Reserve Board was in the midst of raising key short-term interest rates. Growth stocks were strongly in favor among investors during this time. This was especially true of technology stocks, many of which reached such lofty valuations that they were considered by many investors ineligible for inclusion in a value-oriented portfolio. In contrast, most value stocks languished for lack of investor interest.


                  3  OPPENHEIMER DISCIPLINED ALLOCATION FUND

"THE RECENT ECONOMIC SLOWDOWN HAS CAUSED INVESTOR SENTIMENT TO SHIFT FROM 'GROWTH AT ANY PRICE' TO A RENEWED FOCUS ON VALUATIONS."

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

   During the first and second quarters of 2000, however, growth stocks began to falter as investors became concerned that rising inflation might derail their earnings growth rates. As these concerns intensified, technology stocks plunged in value. In response, many investors sold their technology holdings and redeployed their assets to other, more reasonably priced market sectors, rekindling widespread interest in value stocks. In addition, investors became more selective in their investment decisions, insisting that their stock holdings have sound business fundamentals. This shift in investor sentiment directly benefited the types of stocks in which the Fund invests.

   Subsequently, signs began to emerge that the Federal Reserve Board's interest rate hikes were having the desired effect of slowing economic growth. At the same time, oil prices rose to record levels. This caused further uncertainty in the stock market, as investors were unsure of the implications for growth stocks. Despite a summertime rally, many growth stocks declined sharply in the fall. On the other hand, many value stocks, especially energy and financial companies, rose as investors became more optimistic about their prospects in the current environment.

HOW DID THE FUND'S BOND HOLDINGS FARE?

Despite a rising interest rate environment during most of the reporting period, our bond portfolio contributed positively to performance. That's primarily because we emphasized U.S. Treasury securities, which benefited from their own unique supply-and-demand influences. A federal budget surplus enabled the Treasury Department to buy back some of its more seasoned, higher yielding bonds and to reduce issuance of new securities. At the same time, demand remained strong from U.S. and foreign investors seeking a safe haven amid heightened stock market volatility. As a result, prices for these bonds remained high.


                  4  OPPENHEIMER DISCIPLINED ALLOCATION FUND

AVERAGE ANNUAL
TOTAL RETURNS

For the Periods Ended 9/30/00(2)

Class A
1-Year    5-Year   10-Year
-----------------------------
2.33%     7.76%    11.28%

Class B            Since
1-Year    5-Year   Inception
-----------------------------
3.09%     N/A      8.01%

Class C            Since
1-Year    5-Year   Inception
-----------------------------
6.87%     N/A      7.88%

   Conditions were less beneficial for our corporate bond holdings. Default rates rose as the economy slowed, reducing market liquidity and putting pressure on prices. However, because we focused on very high quality corporate bonds, we avoided the full brunt of these adverse influences.

WHAT AREAS OF THE STOCK MARKET CONTRIBUTED MOST TO PERFORMANCE?

We received very strong returns from our energy holdings, including Exxon Mobil Corp., which constituted the Fund's largest single holding during the reporting period.1 Energy companies benefited from the rising price of oil during the second half of the year. In addition to large, integrated oil producers such as Exxon Mobil, we emphasized oil and gas exploration and production companies, which also did well.

   Financial stocks also provided strong returns for the Fund during the second half of the reporting period. Fortunately, we had greater exposure to financial stocks than did our benchmark, the S&P 500 Index. We focused primarily on leading diversified financial-services providers such as Citigroup, Inc., which prospered as it realized efficiencies after the merger of Travelers Group, Inc. with Citicorp, Inc.(1)

   Finally, by maintaining less exposure than our benchmark to certain industry groups, we were able to avoid some of the weakness in those market sectors.

   For example, we eluded much of the decline in technology stocks by having minimal exposure to avoided securities in that market sector. We also largely avoided telecommunication companies, many of which have suffered from lower profit margins because of competitive pressures in their long-distance businesses.

WHAT IS YOUR OUTLOOK?

Despite recent weakness in the stock market, we are optimistic that many stocks that have been out of favor for a long time will continue to rebound. In fact, we are seeing signs that


1. See page 12 for a complete listing of the Fund's investments as of 10/31/00.

2. See notes on page 10 for further details.



                  5  OPPENHEIMER DISCIPLINED ALLOCATION FUND

PORTFOLIO ALLOCATION(3)

[PIE CHART]

- Stocks          62.4%
- Bonds           32.5
- Cash
  Equivalents      5.1

investors have begun to recognize that, at current prices, many stocks may represent bargains. In some cases, company management has taken advantage of low stock prices to buy back shares or take their companies private. In other cases, larger companies have acquired smaller ones because they found it less expensive to buy competitors at low valuations than to build new capacity.

   Regardless of short-term changes in investor sentiment, however, we remain convinced that our disciplined approach to identifying value, allocating assets and managing risks will produce competitive returns over the long run. Indeed, in our view, these investment principles are an important part of what makes OppenheimerFunds The Right Way to Invest.

TOP TEN COMMON STOCK HOLDINGS(4)
 .............................................................
Exxon Mobil Corp.                                        1.7%
 .............................................................
Minnesota Mining & Manufacturing Co.                     1.3
 .............................................................
SPX Corp.                                                1.3
 .............................................................
Citigroup, Inc.                                          1.3
 .............................................................
Boeing Co.                                               1.3
 .............................................................
Duke Energy Corp.                                        1.2
 .............................................................
UnitedHealth Group, Inc.                                 1.2
 .............................................................
Cigna Corp.                                              1.2
 .............................................................
Kimberly-Clark Corp.                                     1.1
 .............................................................
XL Capital Ltd., Cl. A                                   1.1


TOP FIVE COMMON STOCK INDUSTRIES(4)
 .............................................................
Insurance                                                8.7%
 .............................................................
Manufacturing                                            5.5
 .............................................................
Diversified Financial                                    5.2
 .............................................................
Electric Utilities                                       3.9
 .............................................................
Banks                                                    3.4

3. Portfolio is subject to change. Percentages are as of October 31, 2000, and are based on total market value of investments.

4. Portfolio is subject to change. Percentages are as of October 31, 2000, and are based on net assets.


                  6  OPPENHEIMER DISCIPLINED ALLOCATION FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------
HOW HAS THE FUND PERFORMED? Below is a discussion by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended October 31, 2000, followed by a graphical comparison of the Fund's performance to two appropriate broad-based market indices.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended October 31, 2000, Oppenheimer Disciplined Allocation Fund's performance was strongly influenced by changes in economic and market conditions. The Fund's positive returns in its equity portfolio were driven primarily by the energy and financial services industry groups, which have benefited from, among other factors, higher oil prices and an apparent end to rising interest rates, respectively. The Fund also benefited from its holdings of U.S. Treasury bonds, which responded well to a reduced supply of securities amid robust investor demand. The Fund's portfolio holdings, allocations and investment style are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 2000. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B, performance is measured from inception of the class on October 2, 1995. In the case of Class C, performance is measured from inception of the class on May 1, 1996. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Fund's performance is also compared to Merrill Lynch Corporate and Government Master Index, a broad-based index of U.S. Treasury and government agency securities, corporate and Yankee bonds regarded as a general measurement of the performance of the domestic debt securities market.

   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the indices.


                  7  OPPENHEIMER DISCIPLINED ALLOCATION FUND

FUND PERFORMANCE Continued


[The following table was originally a line graph in the printed materials.]

                                 CLASS A SHARES
                          COMPARISON OF CHANGE IN VALUE
                     OF $10,000 HYPOTHETICAL INVESTMENTS IN:

           Oppenheimer Disciplined Allocation Fund                     Merrill Lynch Corporate and
                          (Class A)                   S&P 500 Index      Government Master Index
12/31/90                   $ 9,425                       $10,000                 $10,000
03/31/91                    10,364                        11,450                  10,245
06/30/91                    10,510                        11,423                  10,408
09/30/91                    11,254                        12,032                  11,003
12/31/91                    12,083                        13,040                  11,589
03/31/92                    12,282                        12,711                  11,422
06/30/92                    12,323                        12,952                  11,883
09/30/92                    12,632                        13,361                  12,471
12/31/92                    13,279                        14,032                  12,479
03/31/93                    14,077                        14,644                  13,059
06/30/93                    14,534                        14,715                  13,440
09/30/93                    15,250                        15,094                  13,901
12/31/93                    15,390                        15,443                  13,859
03/31/94                    14,998                        14,859                  13,452
06/30/94                    14,741                        14,921                  13,291
09/30/94                    15,155                        15,649                  13,349
12/31/94                    15,065                        15,646                  13,407
03/31/95                    15,984                        17,168                  14,061
06/30/95                    17,030                        18,804                  14,970
09/30/95                    17,813                        20,298                  15,246
12/31/95                    18,673                        21,519                  15,952
03/31/96                    18,987                        22,674                  15,600
06/30/96                    19,116                        23,690                  15,665
09/30/96                    19,485                        24,422                  15,936
10/31/96                    19,844                        25,096                  16,302
01/31/97                    20,930                        28,108                  16,447
04/30/97                    20,988                        28,787                  16,538
07/31/97                    23,792                        34,444                  17,397
10/31/97                    23,580                        33,151                  17,765
01/31/98                    24,033                        35,669                  18,294
04/30/98                    25,662                        40,609                  18,399
07/31/98                    24,976                        41,093                  18,814
10/31/98                    24,977                        40,448                  19,596
01/31/99                    26,980                        47,266                  19,893
04/30/99                    27,071                        49,473                  19,577
07/31/99                    26,614                        49,395                  19,251
10/31/99                    25,631                        50,828                  19,451
01/31/00                    25,148                        52,153                  19,339
04/30/00                    26,566                        54,480                  19,771
07/31/00                    26,748                        53,823                  20,344
10/31/00                   $27,751                       $53,918                 $20,854

Average Annual Total Return of Class A Shares of the Fund at 10/31/00 (2)

1-Year 2.05%     5-Year 8.00%     10-Year 11.34%

[The following table was originally a line graph in the printed materials.]

                                 CLASS B SHARES
                         COMPARISON OF CHANGE IN VALUE
                    OF $10,000 HYPOTHETICAL INVESTMENTS IN:

            Oppenheimer Disciplined Allocation Fund                       Merrill Lynch Corporate and
                          (Class B)                     S&P 500 Index       Government Master Index
10/02/95               $   10,000                        $   10,000               $   10,000
12/31/95                   10,493                            10,602                   10,463
03/31/96                   10,647                            11,170                   10,232
06/30/96                   10,697                            11,671                   10,275
09/30/96                   10,880                            12,032                   10,453
10/31/96                   11,072                            12,364                   10,693
01/31/97                   11,651                            13,848                   10,788
04/30/97                   11,664                            14,183                   10,848
07/31/97                   13,198                            16,969                   11,411
10/31/97                   13,060                            16,332                   11,652
01/31/98                   13,283                            17,573                   11,999
04/30/98                   14,159                            20,007                   12,068
07/31/98                   13,749                            20,245                   12,341
10/31/98                   13,726                            19,928                   12,854
01/31/99                   14,805                            23,286                   13,048
04/30/99                   14,821                            24,374                   12,841
07/31/99                   14,546                            24,335                   12,627
10/31/99                   13,978                            25,041                   12,758
01/31/00                   13,687                            25,694                   12,685
04/30/00                   14,437                            26,841                   12,968
07/31/00                   14,507                            26,517                   13,344
10/31/00               $   14,930                        $   26,563               $   13,678

Average Annual Total Return of Class B Shares of the Fund at 10/31/00 (2)

1-Year 2.73%     5-Year 8.18%     Life 8.21%

1. The Fund changed its fiscal year-end from 12/31 to 10/31.

2. See page 10 for further details.


                  8  OPPENHEIMER DISCIPLINED ALLOCATION FUND

[The following table was originally a line graph in the printed materials.]

                                 CLASS C SHARES
                         COMPARISON OF CHANGE IN VALUE
                    OF $10,000 HYPOTHETICAL INVESTMENTS IN:

           Oppenheimer Disciplined Allocation Fund                      Merrill Lynch Corporate and
                          (Class C)                   S&P 500 Index       Government Master Index
05/01/96                   $10,000                       $10,000                  $10,000
06/30/96                    10,062                        10,297                   10,113
09/30/96                    10,225                        10,615                   10,288
10/31/96                    10,408                        10,908                   10,524
01/31/97                    10,955                        12,217                   10,618
04/30/97                    10,965                        12,512                   10,677
07/31/97                    12,406                        14,971                   11,231
10/31/97                    12,274                        14,409                   11,469
01/31/98                    12,489                        15,503                   11,810
04/30/98                    13,304                        17,650                   11,878
07/31/98                    12,921                        17,861                   12,146
10/31/98                    12,901                        17,581                   12,651
01/31/99                    13,912                        20,544                   12,842
04/30/99                    13,927                        21,503                   12,639
07/31/99                    13,664                        21,469                   12,428
10/31/99                    13,138                        22,092                   12,557
01/31/00                    12,858                        22,668                   12,485
04/30/00                    13,561                        23,679                   12,764
07/31/00                    13,628                        23,394                   13,134
10/31/00                   $14,115                       $23,435                  $13,463

Average Annual Total Return of Class C Shares of the Fund at 10/31/00 (2)

1-Year 6.49%     Life 7.96%

THE PERFORMANCE INFORMATION FOR BOTH INDICES IN THE GRAPHS BEGINS ON 12/31/90 FOR CLASS A, 9/30/95 FOR CLASS B AND 4/30/96 FOR CLASS C.

1. The Fund changed its fiscal year-end from 12/31 to 10/31.

2. See page 10 for further details.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. GRAPHS ARE NOT DRAWN TO THE SAME SCALE.


                  9  OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE HAS BEEN SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS AND CURRENT PERFORMANCE MAY BE LESS THAN THE RESULTS SHOWN. FOR QUARTERLY UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1.800.525.7048 OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

CLASS A shares of the Fund were first publicly offered on 9/16/85. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 10/2/95. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year), 2% (5-year) and 1% (inception). Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 5/1/96. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                  10  OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIALS
-------------------------------------------------------------------------------







                  11  OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS October 31, 2000

                                                                    MARKET VALUE
                                                       SHARES         SEE NOTE 1
================================================================================
COMMON STOCKS--61.7%
--------------------------------------------------------------------------------
BASIC MATERIALS--1.7%
--------------------------------------------------------------------------------
CHEMICALS--0.8%
Dow Chemical Co.                                       29,400         $  900,375
--------------------------------------------------------------------------------
Rohm & Haas Co.                                        14,800            444,925
                                                                      ----------
                                                                       1,345,300

--------------------------------------------------------------------------------
PAPER--0.9%
Georgia Pacific Corp.                                  16,800            451,500
--------------------------------------------------------------------------------
Georgia Pacific Corp./Timber Group                     12,100            342,581
--------------------------------------------------------------------------------
Weyerhaeuser Co.                                       14,200            666,512
                                                                      ----------
                                                                       1,460,593

--------------------------------------------------------------------------------
CAPITAL GOODS--11.4%
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE--2.5%
Boeing Co.                                             30,900          2,095,406
--------------------------------------------------------------------------------
General Dynamics Corp.                                 16,100          1,152,156
--------------------------------------------------------------------------------
Northrop Grumman Corp.                                  9,900            831,600
                                                                      ----------
                                                                       4,079,162

--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--2.9%
AVX Corp.                                              12,000            343,500
--------------------------------------------------------------------------------
CommScope, Inc.(1)                                     11,900            301,219
--------------------------------------------------------------------------------
Integrated Device Technology, Inc.(1)                  22,500          1,267,031
--------------------------------------------------------------------------------
Rockwell International Corp.                            7,500            294,844
--------------------------------------------------------------------------------
SPX Corp.(1)                                           17,400          2,151,075
--------------------------------------------------------------------------------
Vishay Intertechnology, Inc.(1)                        17,250            517,500
                                                                      ----------
                                                                       4,875,169

--------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.5%
Miller (Herman), Inc.                                  17,400            454,575
--------------------------------------------------------------------------------
Valassis Communications, Inc.(1)                       13,200            366,300
                                                                      ----------
                                                                         820,875

--------------------------------------------------------------------------------
MANUFACTURING--5.5%
Avery-Dennison Corp.                                    7,300            368,650
--------------------------------------------------------------------------------
Ball Corp.                                             10,800            379,350
--------------------------------------------------------------------------------
Briggs & Stratton Corp.                                 4,800            171,300
--------------------------------------------------------------------------------
Cooper Industries, Inc.                                19,000            726,750
--------------------------------------------------------------------------------
Crane Co.                                              24,100            631,119
--------------------------------------------------------------------------------
Deere & Co.                                             8,900            327,631
--------------------------------------------------------------------------------
Dover Corp.                                            28,700          1,217,956


                  12  OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                    MARKET VALUE
                                                       SHARES         SEE NOTE 1
================================================================================
MANUFACTURING Continued
Eaton Corp.                                             4,500         $  306,281
--------------------------------------------------------------------------------
Honeywell International, Inc.                          24,200          1,302,262
--------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                   22,300          2,154,737
--------------------------------------------------------------------------------
Parker-Hannifin Corp.                                  13,100            542,012
--------------------------------------------------------------------------------
Textron, Inc.                                           6,700            337,931
--------------------------------------------------------------------------------
United Technologies Corp.                               9,800            684,162
                                                                      ----------
                                                                       9,150,141

--------------------------------------------------------------------------------
COMMUNICATION SERVICES--1.0%
--------------------------------------------------------------------------------
TELEPHONE UTILITIES--1.0%
BellSouth Corp.                                        33,400          1,613,637
--------------------------------------------------------------------------------
CONSUMER CYCLICALS--4.6%
--------------------------------------------------------------------------------
AUTOS & HOUSING--1.2%
Fortune Brands, Inc.                                   10,400            306,150
--------------------------------------------------------------------------------
Genuine Parts Co.                                      39,500            841,844
--------------------------------------------------------------------------------
Stanley Works (The)                                    16,300            433,987
--------------------------------------------------------------------------------
Vulcan Materials Co.                                    9,200            386,400
                                                                      ----------
                                                                       1,968,381

--------------------------------------------------------------------------------
MEDIA--1.6%
Deluxe Corp.                                           11,900            268,494
--------------------------------------------------------------------------------
Gannett Co., Inc.                                      25,500          1,479,000
--------------------------------------------------------------------------------
Harte-Hanks, Inc.                                      11,700            258,862
--------------------------------------------------------------------------------
Knight-Ridder, Inc.                                    13,200            663,300
                                                                      ----------
                                                                       2,669,656

--------------------------------------------------------------------------------
RETAIL: GENERAL--0.7%
Family Dollar Stores, Inc.                              5,000             97,187
--------------------------------------------------------------------------------
Federated Department Stores, Inc.(1)                   12,500            407,031
--------------------------------------------------------------------------------
May Department Stores Co.                               4,700            123,375
--------------------------------------------------------------------------------
Sears Roebuck & Co.                                    17,700            526,221
                                                                      ----------
                                                                       1,153,814

--------------------------------------------------------------------------------
RETAIL: SPECIALTY--0.7%
BJ's Wholesale Club, Inc.(1)                            6,900            227,269
--------------------------------------------------------------------------------
RadioShack Corp.                                        8,500            506,812
--------------------------------------------------------------------------------
Ross Stores, Inc.                                       6,200             81,762
--------------------------------------------------------------------------------
Sherwin-Williams Co.                                   17,800            386,037
                                                                      ----------
                                                                       1,201,880


                  13  OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued

                                                                    MARKET VALUE
                                                          SHARES      SEE NOTE 1
================================================================================
TEXTILE/APPAREL & HOME FURNISHINGS--0.4%
Jones Apparel Group, Inc.(1)                               5,100      $  141,844
--------------------------------------------------------------------------------
Liz Claiborne, Inc.                                        7,000         297,500
--------------------------------------------------------------------------------
Shaw Industries, Inc.                                     11,300         209,756
                                                                      ----------
                                                                         649,100

--------------------------------------------------------------------------------
CONSUMER STAPLES--4.6%
--------------------------------------------------------------------------------
BEVERAGES--1.2%
Adolph Coors Co., Cl. B                                    4,600         292,963
--------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                                 36,000       1,647,000
                                                                      ----------
                                                                       1,939,963

--------------------------------------------------------------------------------
ENTERTAINMENT--1.2%
Brinker International, Inc.(1)                            33,400       1,310,950
--------------------------------------------------------------------------------
Darden Restaurants, Inc.                                  13,900         312,750
--------------------------------------------------------------------------------
McDonald's Corp.                                           8,500         263,500
--------------------------------------------------------------------------------
Wendy's International, Inc.                                7,600         165,300
                                                                      ----------
                                                                       2,052,500

--------------------------------------------------------------------------------
FOOD--0.9%
ConAgra Foods, Inc.                                       33,274         711,232
--------------------------------------------------------------------------------
Hormel Foods Corp.                                         9,800         164,763
--------------------------------------------------------------------------------
Keebler Foods Co.                                         14,200         575,100
                                                                      ----------
                                                                       1,451,095

--------------------------------------------------------------------------------
FOOD & DRUG RETAILERS--0.2%
SUPERVALU, Inc.                                           20,100         309,038
--------------------------------------------------------------------------------
HOUSEHOLD GOODS--1.1%
Kimberly-Clark Corp.                                      28,300       1,867,800
--------------------------------------------------------------------------------
ENERGY--6.4%
--------------------------------------------------------------------------------
ENERGY SERVICES--1.5%
Anadarko Petroleum Corp.                                  12,000         768,600
--------------------------------------------------------------------------------
ENSCO International, Inc.                                 21,700         721,525
--------------------------------------------------------------------------------
Global Marine, Inc.(1)                                    36,700         972,550
                                                                      ----------
                                                                       2,462,675

--------------------------------------------------------------------------------
OIL: DOMESTIC--3.1%
Apache Corp.                                               5,400         298,688
--------------------------------------------------------------------------------
Burlington Resources, Inc.                                 9,100         327,600
--------------------------------------------------------------------------------
Conoco, Inc., Cl. A                                       22,100         570,456
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                         31,878       2,843,119
--------------------------------------------------------------------------------
Murphy Oil Corp.                                           7,500         434,531
--------------------------------------------------------------------------------
Texaco, Inc.                                              11,300         667,406
                                                                      ----------
                                                                       5,141,800



                  14  OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                    MARKET VALUE
                                                          SHARES      SEE NOTE 1
================================================================================
OIL: INTERNATIONAL--1.8%
BP Amoco plc, ADR                                         22,400      $1,141,000
--------------------------------------------------------------------------------
Royal Dutch Petroleum Co., NY Shares                      20,500       1,217,188
--------------------------------------------------------------------------------
Total Fina Elf SA, Sponsored ADR                          10,100         723,413
                                                                      ----------
                                                                       3,081,601

--------------------------------------------------------------------------------
FINANCIAL--17.3%
--------------------------------------------------------------------------------
BANKS--3.4%
Bank of America Corp.                                      6,100         293,181
--------------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                          12,800         736,800
--------------------------------------------------------------------------------
Chase Manhattan Corp.                                     18,600         846,300
--------------------------------------------------------------------------------
Mellon Financial Corp.                                    21,100       1,018,075
--------------------------------------------------------------------------------
PNC Financial Services Group                              12,200         815,875
--------------------------------------------------------------------------------
Roslyn Bancorp, Inc.                                       8,900         193,019
--------------------------------------------------------------------------------
SunTrust Banks, Inc.                                       4,400         214,775
--------------------------------------------------------------------------------
UnionBanCal Corp.                                          7,500         157,500
--------------------------------------------------------------------------------
Wachovia Corp.                                             5,800         313,200
--------------------------------------------------------------------------------
Wells Fargo Co.                                           21,400         991,088
                                                                      ----------
                                                                       5,579,813

--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--5.2%
AMBAC Financial Group, Inc.                                6,200         494,838
--------------------------------------------------------------------------------
American Express Co.                                       5,400         324,000
--------------------------------------------------------------------------------
Bear Stearns Cos., Inc.                                    3,800         230,375
--------------------------------------------------------------------------------
Citigroup, Inc.                                           40,666       2,140,048
--------------------------------------------------------------------------------
Fannie Mae                                                10,300         793,100
--------------------------------------------------------------------------------
Franklin Resources, Inc.                                   7,300         312,732
--------------------------------------------------------------------------------
Freddie Mac                                               10,000         600,000
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                            5,600         558,950
--------------------------------------------------------------------------------
John Hancock Financial Services, Inc.(1)                  20,600         651,475
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                 11,400         798,000
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                           9,200         738,875
--------------------------------------------------------------------------------
PMI Group, Inc. (The)                                     13,000         960,375
                                                                      ----------
                                                                       8,602,768

--------------------------------------------------------------------------------
INSURANCE--8.7%
ACE Ltd.                                                  28,900       1,134,325
--------------------------------------------------------------------------------
Allmerica Financial Corp.                                  4,900         309,006
--------------------------------------------------------------------------------
Allstate Corp.                                            10,400         418,600
--------------------------------------------------------------------------------
American General Corp.                                     7,800         627,900
--------------------------------------------------------------------------------
American International Group, Inc.                        15,712       1,539,776
--------------------------------------------------------------------------------
AXA Financial, Inc.                                       14,000         756,875
--------------------------------------------------------------------------------
Chubb Corp.                                                9,200         776,825


                  15  OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued

                                                                    MARKET VALUE
                                                          SHARES      SEE NOTE 1
================================================================================
INSURANCE Continued
Cigna Corp.                                                15,800    $ 1,926,810
--------------------------------------------------------------------------------
Jefferson-Pilot Corp.                                      16,200      1,113,750
--------------------------------------------------------------------------------
Lincoln National Corp.                                     24,400      1,180,350
--------------------------------------------------------------------------------
Manulife Financial Corp.                                   28,400        731,300
--------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                                 3,800        496,850
--------------------------------------------------------------------------------
MetLife, Inc.(1)                                           22,100        610,513
--------------------------------------------------------------------------------
Radian Group, Inc.                                         13,000        921,375
--------------------------------------------------------------------------------
XL Capital Ltd., Cl. A                                     24,200      1,860,375
                                                                     -----------
                                                                      14,404,630

--------------------------------------------------------------------------------
HEALTHCARE--1.9%
--------------------------------------------------------------------------------
HEALTHCARE/DRUGS--1.9%
HCA-Healthcare Corp. (The)                                 30,800      1,230,075
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                                   18,200      1,990,625
                                                                     -----------
                                                                       3,220,700


--------------------------------------------------------------------------------
TECHNOLOGY--7.3%
--------------------------------------------------------------------------------
COMPUTER HARDWARE--2.0%
Apple Computer, Inc.(1)                                    31,000        606,438
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                        13,400        622,263
--------------------------------------------------------------------------------
International Business Machines Corp.                      18,800      1,851,800
--------------------------------------------------------------------------------
Lexmark International, Inc., Cl. A(1)                       5,800        237,800
                                                                     -----------
                                                                       3,318,301

--------------------------------------------------------------------------------
COMPUTER SERVICES--0.8%
First Data Corp.                                           27,100      1,358,388
--------------------------------------------------------------------------------
COMPUTER SOFTWARE--0.3%
Symantec Corp.(1)                                          11,700        457,031
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.8%
ADC Telecommunications, Inc.(1)                            36,000        769,500
--------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(1)                        9,000        593,438
                                                                     -----------
                                                                       1,362,938

--------------------------------------------------------------------------------
ELECTRONICS--3.4%
Advanced Micro Devices, Inc.(1)                            15,400        348,425
--------------------------------------------------------------------------------
Cypress Semiconductor Corp.(1)                             12,400        464,225
--------------------------------------------------------------------------------
Dallas Semiconductor Corp.                                 27,400      1,085,725
--------------------------------------------------------------------------------
Intel Corp.                                                23,000      1,035,000
--------------------------------------------------------------------------------
Kulicke & Soffa Industries, Inc.(1)                        24,400        358,375
--------------------------------------------------------------------------------
National Semiconductor Corp.(1)                            27,900        725,400


                 16  OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                    MARKET VALUE
                                                          SHARES      SEE NOTE 1
================================================================================
ELECTRONICS Continued
Novellus Systems, Inc.(1)                                  15,400    $   630,438
--------------------------------------------------------------------------------
Teradyne, Inc.(1)                                          12,500        390,625
--------------------------------------------------------------------------------
Zebra Technologies Corp., Cl. A(1)                         12,200        534,513
                                                                     -----------
                                                                       5,572,726

--------------------------------------------------------------------------------
TRANSPORTATION--0.9%
--------------------------------------------------------------------------------
AIR TRANSPORTATION--0.4%
Delta Air Lines, Inc.                                      12,900        609,525
--------------------------------------------------------------------------------
RAILROADS & TRUCKERS--0.5%
Union Pacific Corp.                                        19,600        918,750
--------------------------------------------------------------------------------
UTILITIES--4.6%
--------------------------------------------------------------------------------
ELECTRIC UTILITIES--3.9%
Conectiv, Inc.                                             17,600        315,700
--------------------------------------------------------------------------------
CP&L Energy, Inc.                                          10,300        415,219
--------------------------------------------------------------------------------
Duke Energy Corp.                                          23,300      2,013,994
--------------------------------------------------------------------------------
FPL Group, Inc.                                            10,200        673,200
--------------------------------------------------------------------------------
Montana Power Co.                                          12,700        358,775
--------------------------------------------------------------------------------
Potomac Electric Power Co.                                  6,600        150,975
--------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.                      15,100        626,650
--------------------------------------------------------------------------------
Reliant Energy, Inc.                                       36,600      1,512,038
--------------------------------------------------------------------------------
TXU Corp.                                                  10,900        403,981
                                                                     -----------
                                                                       6,470,532

--------------------------------------------------------------------------------
GAS UTILITIES--0.7%
El Paso Energy Corp.                                       16,600      1,040,613
--------------------------------------------------------------------------------
NICOR, Inc.                                                 5,700        201,281
                                                                     -----------
                                                                       1,241,894
                                                                     -----------
Total Common Stocks (Cost $95,188,916)                               102,412,176

================================================================================
PREFERRED STOCKS--0.4%
Ingersoll-Rand International Finance Corp. I, 6.22%
Preferred Redeemable Increased Dividend Equity
Securities (Cost $750,000)                                 30,000        754,689

                                                            UNITS
--------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.1%
Concentric Network Corp. Wts., Exp. 12/15/07(2)               100         43,037
--------------------------------------------------------------------------------
Dairy Mart Convenience Stores, Inc. Wts.,
  Exp. 12/12/01(2)                                            666            233
--------------------------------------------------------------------------------
McCaw International Wts., Exp. 4/15/07(2)                     100          2,356
--------------------------------------------------------------------------------
Microcell Telecommunications, Inc. Wts.,
  Exp. 6/1/06(3)                                              500         28,907
--------------------------------------------------------------------------------
Price Communications Corp. Wts., Exp. 8/1/07(2)               516         36,120
--------------------------------------------------------------------------------
Signature Brands USA, Inc. Wts., Exp. 8/15/02(2)              100             14
                                                                     -----------
Total Rights, Warrants and Certificates (Cost $7,063)                    110,667


                 17  OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued

                                                                     PRINCIPAL    MARKET VALUE
                                                                        AMOUNT      SEE NOTE 1
==============================================================================================
ASSET-BACKED SECURITIES--0.4%
Dayton Hudson Credit Card Master Trust, Asset-Backed
Certificates, Series 1997-1, Cl. A, 6.25%, 8/25/05                   $  125,000     $  123,983
----------------------------------------------------------------------------------------------
IROQUOIS Trust, Asset-Backed Amortizing Nts., Series 1997-2,
Cl. A, 6.752%, 6/25/072                                                 572,282        566,739
                                                                                    ----------
Total Asset-Backed Securities (Cost $697,140)                                          690,722

==============================================================================================
MORTGAGE-BACKED OBLIGATIONS--5.0%
Countrywide Funding Corp., Mtg. Pass-Through Certificates,
Series 1994-10, Cl. A3, 6%, 5/25/09                                     250,000        246,015
----------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg.
Participation Certificates, 6%, 3/1/09                                  535,370        522,907
----------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only
Stripped Mtg.-Backed Security:
Series 1542, Cl. QC, 5.92%, 10/15/20(2,4)                               283,712         22,430
Series 1583, Cl. IC, 1.29%, 1/15/20(4)                                1,071,460         70,641
Series 1661, Cl. PK, (84.15)%, 11/15/06(4)                               48,106            331
----------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 12/1/03                                                             319,059        310,336
6.50%, 3/1/26-4/1/26                                                    568,920        548,252
7.50%, 1/1/08-6/1/08                                                    361,878        365,457
----------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation Certificates,
Trust 1992-15, Cl. KZ, 7%, 2/25/22                                      915,537        878,623
----------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Trust 1993-190, Cl. Z, 5.85%, 7/25/08                                    72,384         71,864
----------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security, Trust 1993-223, Cl. PM, 7.03%, 10/25/23(2,4)     860,181        102,413
----------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Collateralized Mtg. Obligations,
Series 1999-2, Cl. A3, 6.50%, 4/25/29                                   500,000        459,375
----------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Series 1994-7, Cl.
A18, 6%, 2/25/09                                                      1,143,592      1,054,964
----------------------------------------------------------------------------------------------
Government National Mortgage Assn.:
7%, 4/15/09-1/15/24                                                     845,344        841,162
7.50%, 3/15/09                                                          367,355        374,071
8%, 5/15/17                                                             269,168        275,675
----------------------------------------------------------------------------------------------
IMC Home Equity Trust, Asset-Backed Home Equity Securities,
Series 1998-3, Cl. A5, 6.36%, 8/20/22(5)                                700,000        689,281
----------------------------------------------------------------------------------------------
Norwest Asset Securities Corp., Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation Certificates:
Series 1999-16, Cl. A3, 6%, 6/25/29                                     500,000        485,780
Series 1999-18, Cl. A2, 6%, 7/25/29                                   1,000,000        951,560
                                                                                    ----------
Total Mortgage-Backed Obligations (Cost $8,343,972)                                  8,271,137


                 18  OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                      PRINCIPAL    MARKET VALUE
                                                                         AMOUNT      SEE NOTE 1
===============================================================================================
U.S. GOVERNMENT OBLIGATIONS--6.0%
U.S. Treasury Bonds:
6%, 2/15/26                                                         $ 6,050,000   $  6,065,349
7.50%, 11/15/16(6)                                                    2,000,000      2,304,178
8.75%, 5/15/17(6)                                                     1,250,000      1,606,391
                                                                                  ------------
Total U.S. Government Obligations (Cost $9,851,200)                                  9,975,918

==============================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--20.9%
----------------------------------------------------------------------------------------------
BASIC MATERIALS--0.6%
----------------------------------------------------------------------------------------------
CHEMICALS--0.6%
PPG Industries, Inc., 9% Debs., 5/1/21                                  315,000        349,620
----------------------------------------------------------------------------------------------
Rohm & Haas Co., 7.85% Unsec. Debs., 7/15/29                            650,000        635,612
                                                                                  ------------
                                                                                       985,232

----------------------------------------------------------------------------------------------
CAPITAL GOODS--3.4%
----------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--0.3%
Raytheon Co., 6.45% Nts., 8/15/02                                       500,000        493,622
----------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--2.2%
Fred Meyer, Inc., 7.375% Sr. Nts., 3/1/05                             1,250,000      1,237,014
----------------------------------------------------------------------------------------------
Norse CBO Ltd., 6.515% Collateralized Bond Obligations,
Series 1A, Cl. A3, 8/13/10(2)                                         1,000,000        911,875
----------------------------------------------------------------------------------------------
Owens-Illinois, Inc., 7.15% Sr. Nts., 5/15/05                         1,000,000        715,000
----------------------------------------------------------------------------------------------
USI American Holdings, Inc., 7.25% Sr. Nts., Series B, 12/1/06          830,000        801,293
                                                                                  ------------
                                                                                     3,665,182

----------------------------------------------------------------------------------------------
MANUFACTURING--0.9%
Federal-Mogul Corp., 7.50% Nts., 7/1/04                                 500,000        142,500
----------------------------------------------------------------------------------------------
Kimberly-Clark Corp., 7.875% Debs., 2/1/23                              355,000        351,862
----------------------------------------------------------------------------------------------
Norsk Hydro AS, 8.75% Bonds, 10/23/01                                   500,000        506,630
----------------------------------------------------------------------------------------------
U.S. Industries, Inc./USI American Holdings, Inc./USI Global Corp.,
7.125% Sr. Unsec. Nts., 10/15/03                                       500,000         495,413
                                                                                  ------------
                                                                                     1,496,405

----------------------------------------------------------------------------------------------
COMMUNICATION SERVICES--0.6%
----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-LONG DISTANCE--0.3%
Qwest Capital Funding, Inc., 6.125% Nts., 7/15/02                       500,000        492,580
----------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--0.3%
Telefonica de Argentina SA, 9.125% Nts., Series 1, 5/7/08               500,000        438,750


                 19  OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued

                                                                       PRINCIPAL   MARKET VALUE
                                                                         AMOUNT     SEE NOTE 1
==============================================================================================
CONSUMER CYCLICALS--1.2%
----------------------------------------------------------------------------------------------
AUTOS & HOUSING--0.8%
Ford Motor Co., 6.375% Sr. Unsec. Unsub. Nts., 2/1/29               $ 1,000,000    $   805,608
----------------------------------------------------------------------------------------------
Lear Corp., 7.96% Sr. Unsec. Nts., Series B, 5/15/05                    500,000        465,960
----------------------------------------------------------------------------------------------
                                                                                     1,271,568
                                                                                   -----------

----------------------------------------------------------------------------------------------
MEDIA--0.4%
AT&T Corp./Liberty Media Group, 8.25% Unsec. Debs., 2/1/30              400,000        361,662
----------------------------------------------------------------------------------------------
Reed Elsevier, Inc., 6.625% Nts., 10/15/23(3)                           400,000        347,636
                                                                                   -----------
                                                                                       709,298

----------------------------------------------------------------------------------------------
CONSUMER STAPLES--3.9%
----------------------------------------------------------------------------------------------
BROADCASTING--0.7%
British Sky Broadcasting Group plc, 8.20% Sr. Unsec. Nts., 7/15/09      400,000        371,118
----------------------------------------------------------------------------------------------
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18                  1,000,000        884,067
                                                                                   -----------
                                                                                     1,255,185

----------------------------------------------------------------------------------------------
ENTERTAINMENT--0.9%
Tricon Global Restaurants, Inc., 7.45% Sr. Unsec. Nts., 5/15/05       1,000,000        950,221
----------------------------------------------------------------------------------------------
Viacom, Inc., 6.75% Sr. Unsec. Nts., 1/15/03                            530,000        526,595
----------------------------------------------------------------------------------------------
                                                                                     1,476,816
                                                                                   -----------

----------------------------------------------------------------------------------------------
FOOD--0.3%
CPC International, Inc., 6.15% Unsec. Nts., Series C, 1/15/06           500,000        485,615
----------------------------------------------------------------------------------------------
FOOD & DRUG RETAILERS--0.9%
Albertson's, Inc., 7.45% Unsec. Debs., 8/1/29                         1,000,000        898,802
----------------------------------------------------------------------------------------------
Price/Costco Wholesale Corp., 7.125% Sr. Nts., 6/15/05                  550,000        545,833
                                                                                   -----------
                                                                                     1,444,635

----------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--1.1%
Dial Corp. (The), 5.89% Medium-Term Nts., Series A, 10/22/01            750,000        737,950
----------------------------------------------------------------------------------------------
Fort James Corp.:
6.234% Nts., 3/15/01                                                    250,000        248,455
6.875% Sr. Nts., 9/15/07                                              1,000,000        944,097
                                                                                   -----------
                                                                                     1,930,502

----------------------------------------------------------------------------------------------
ENERGY--3.1%
----------------------------------------------------------------------------------------------
ENERGY SERVICES--3.1%
Coastal Corp., 8.125% Sr. Nts., 9/15/02                                 565,000        579,942
----------------------------------------------------------------------------------------------
Columbia Gas System, Inc., 6.80% Nts., Series C, 11/28/05               500,000        480,571
----------------------------------------------------------------------------------------------
Gulf Canada Resources Ltd., 8.25% Sr. Nts., 3/15/17(2)                  575,000        582,187
----------------------------------------------------------------------------------------------
Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23                  990,000        942,417
----------------------------------------------------------------------------------------------
Petroleum Geo-Services ASA, 7.50% Nts., 3/31/07                         825,000        817,466
----------------------------------------------------------------------------------------------
Petroliam Nasional Berhad, 6.875% Nts., 7/1/03(3)                       500,000        488,771


                 20  OPPENHEIMER DISCIPLINED ALLOCATION FUND

                                                                                                  PRINCIPAL    MARKET VALUE
                                                                                                     AMOUNT      SEE NOTE 1
============================================================================================================================
ENERGY SERVICES Continued
TransCanada PipeLines Ltd., 9.875% Debs., 1/1/21                                                    $ 500,000     $  596,620
----------------------------------------------------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs., 2/1/06                                   750,000        714,049
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   5,202,023
                                                                                                                  ----------

----------------------------------------------------------------------------------------------------------------------------
FINANCIAL--5.8%
----------------------------------------------------------------------------------------------------------------------------
BANKS--0.8%
FleetBoston Financial Corp./Norstar Group, Inc., 9.90% Sub. Nts., 6/15/01                             360,000        366,133
----------------------------------------------------------------------------------------------------------------------------
People's Bank of Bridgeport (Connecticut), 7.20% Sub. Nts., 12/1/06                                 1,000,000        980,680
                                                                                                                  ----------
                                                                                                                   1,346,813

----------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--2.5%
American General Institutional Capital, 8.125% Bonds, Series B, 3/15/46(3)                            575,000        538,551
----------------------------------------------------------------------------------------------------------------------------
Capital One Financial Corp., 7.25% Nts., 12/1/03                                                    1,000,000        987,540
----------------------------------------------------------------------------------------------------------------------------
Conseco Financing Trust III, 8.796% Bonds, 4/1/27                                                     850,000        301,750
----------------------------------------------------------------------------------------------------------------------------
Finova Capital Corp., 7.625% Sr. Nts., 9/21/09                                                        750,000        427,522
----------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.625% Nts., 2/15/01                                                 162,000        161,402
----------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), 7.50% Sr. Unsec. Unsub. Nts., 1/28/05                                750,000        755,686
----------------------------------------------------------------------------------------------------------------------------
GS Escrow Corp., 6.75% Sr. Unsec. Nts., 8/1/01                                                      1,000,000        987,412
                                                                                                                  ----------
                                                                                                                   4,159,863

----------------------------------------------------------------------------------------------------------------------------
INSURANCE--1.9%
Conseco, Inc., 6.40% Unsec. Mandatory Par Put Remarketed Securities, 6/15/01                          500,000        447,500
----------------------------------------------------------------------------------------------------------------------------
Equitable Life Assurance Society (U.S.A.), 6.95% Surplus Nts., 12/1/05(3)                             500,000        493,348
----------------------------------------------------------------------------------------------------------------------------
GenAmerica Capital I, 8.525% Nts., 6/30/27(2)                                                         750,000        707,873
----------------------------------------------------------------------------------------------------------------------------
Life Re Capital Trust I, 8.72% Nts., 6/15/27(3)                                                       500,000        472,156
----------------------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp., 6.75% Sr. Unsec. Nts., 11/15/06                                  1,000,000        985,590
                                                                                                                  ----------
                                                                                                                   3,106,467

----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS--0.6%
First Industrial LP, 7.15% Bonds, 5/15/27                                                             560,000        554,044
----------------------------------------------------------------------------------------------------------------------------
Simon DeBartolo Group LP, 6.625% Unsec. Nts., 6/15/03                                                 500,000        487,127
                                                                                                                  ----------
                                                                                                                   1,041,171

----------------------------------------------------------------------------------------------------------------------------
HEALTHCARE--0.6%
----------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--0.6%
Columbia/HCA Healthcare Corp., 6.875% Nts., 7/15/01                                                   120,000        118,997
----------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.:
8% Sr. Nts., 1/15/05                                                                                  325,000        321,344
8.625% Sr. Unsec. Nts., 12/1/03                                                                       500,000        503,878
                                                                                                                  ----------
                                                                                                                     944,219


                 21  OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF INVESTMENTS  Continued

                                                                                                  PRINCIPAL    MARKET VALUE
                                                                                                     AMOUNT      SEE NOTE 1
============================================================================================================================
TRANSPORTATION--0.9%
----------------------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION--0.4%
Northwest Airlines Corp., 8.375% Unsec. Nts., 3/15/04                                             $   750,000    $   724,229
----------------------------------------------------------------------------------------------------------------------------
RAILROADS & TRUCKERS--0.5%
CSX Corp., 7.05% Debs., 5/1/02                                                                        145,000        144,482
----------------------------------------------------------------------------------------------------------------------------
Norfolk Southern Corp., 7.35% Nts., 5/15/07                                                           125,000        123,417
----------------------------------------------------------------------------------------------------------------------------
Union Pacific Corp., 7.60% Nts., 5/1/05                                                               500,000        505,205
                                                                                                                 -----------
                                                                                                                     773,104

----------------------------------------------------------------------------------------------------------------------------
UTILITIES--0.8%
----------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.3%
El Paso Electric Co., 8.25% First Mtg. Bonds, Series C, 2/1/03                                        500,000        506,272
----------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.5%
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                                                       825,000        796,480
                                                                                                                 -----------
Total Non-Convertible Corporate Bonds and Notes (Cost $37,783,272)                                                34,746,031


============================================================================================================================
CONVERTIBLE CORPORATE BONDS AND NOTES--0.0%
Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts., 2/15/01(1,7)
(Cost $92,540)                                                                                        100,000             --

============================================================================================================================
SHORT-TERM NOTES--0.7%
Federal Home Loan Bank, 6.45%, 11/1/00 (Cost $1,200,000)                                            1,200,000      1,200,000
============================================================================================================================
REPURCHASE AGREEMENTS--4.4%
Repurchase agreement with Zion First National Bank, 6.51%,
dated 10/31/00, to be repurchased at $7,239,309 on 11/1/00,
collateralized by U.S. Treasury Nts., 4.25%-7.50%, 2/28/01-2/15/10,
with a value of $7,392,170 (Cost $7,238,000)                                                        7,238,000      7,238,000
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $161,152,103)                                                          99.6%   165,399,340
----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                           0.4        668,525
                                                                                                  --------------------------
NET ASSETS                                                                                              100.0%  $166,067,865
                                                                                                  ==========================


                 22  OPPENHEIMER DISCIPLINED ALLOCATION FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income-producing security.

2. Identifies issues considered to be illiquid or restricted--See Note 7 of Notes to Financial Statements.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $2,369,369 or 1.43% of the Fund's net assets as of October 31, 2000.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepay rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

5. Represents the current interest rate for a variable or increasing rate security.

6. Securities with an aggregate market value of $3,383,684 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

7. Issuer is in default.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   23 OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES  October 31, 2000

================================================================================================================
ASSETS
Investments, at value (cost $161,152,103)--see accompanying statement                              $ 165,399,340
----------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest, dividends and principal paydowns                                                             1,122,094
Shares of capital stock sold                                                                             117,137
Daily variation on futures contracts                                                                      43,500
Other                                                                                                     12,612
                                                                                                   -------------
Total assets                                                                                         166,694,683

================================================================================================================
LIABILITIES
Bank overdraft                                                                                             1,062
----------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of capital stock redeemed                                                                         340,585
Shareholder reports                                                                                      142,016
Directors' compensation                                                                                   63,665
Transfer and shareholder servicing agent fees                                                             37,213
Distribution and service plan fees                                                                        35,040
Other                                                                                                      7,237
                                                                                                   -------------
Total liabilities                                                                                        626,818

================================================================================================================
NET ASSETS                                                                                         $ 166,067,865
                                                                                                   =============

================================================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of capital stock                                                               $      11,657
----------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                           162,226,683
----------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                      340,901
----------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                                                           (646,331)
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation of
assets and liabilities denominated in foreign currencies                                               4,134,955
                                                                                                   -------------
NET ASSETS                                                                                          $166,067,865
                                                                                                   =============

================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$144,244,321 and 10,138,039 shares of capital stock outstanding)                                         $14.23
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                              $15.10
---------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,892,092
and 1,240,048 shares of capital stock outstanding)                                                       $14.43
---------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $3,931,452
and 279,291 shares of capital stock outstanding)                                                         $14.08
---------------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   24 OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF OPERATIONS  For the Year Ended October 31, 2000

========================================================================================================
INVESTMENT INCOME
Interest                                                                                    $  6,077,194
--------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $9,270)                                         1,771,037
                                                                                            ------------
Total income                                                                                   7,848,231

========================================================================================================
EXPENSES
Management fees                                                                                1,230,427
--------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                         424,.624
Class B                                                                                          196,691
Class C                                                                                           42,627
--------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                    275,766
--------------------------------------------------------------------------------------------------------
Shareholder reports                                                                              165,783
--------------------------------------------------------------------------------------------------------
Accounting service fees                                                                           15,000
--------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                        5,666
--------------------------------------------------------------------------------------------------------
Other                                                                                             13,607
                                                                                            ------------
Total expenses                                                                                 2,370,191
Less expenses paid indirectly                                                                     (4,811)
                                                                                            ------------
Net expenses                                                                                   2,365,380
                                                                                            ------------

========================================================================================================
NET INVESTMENT INCOME                                                                          5,482,851

--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                                   (4,183,491)
Closing of futures contracts                                                                   5,059,641
Foreign currency transactions                                                                        238
                                                                                            ------------
Net realized gain                                                                                876,388

--------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                                                    7,315,751
Translation of assets and liabilities denominated in foreign currencies                                7
                                                                                            ------------
Net change                                                                                     7,315,758
                                                                                            ------------
Net realized and unrealized gain                                                               8,192,146

--------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $ 13,674,997
                                                                                            ============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 25  OPPENHEIMER DISCIPLINED ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS


YEAR ENDED OCTOBER 31,                                                            2000                 1999
===========================================================================================================
OPERATIONS
Net investment income                                                    $   5,482,851        $   8,579,053
-----------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                       876,388           29,409,771
-----------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                         7,315,758          (28,350,463)
                                                                         ----------------------------------
Net increase in net assets resulting from operations                        13,674,997            9,638,361

===========================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                     (5,346,316)          (8,122,829)
Class B                                                                       (433,607)            (502,951)
Class C                                                                        (95,557)            (124,914)
-----------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                    (24,684,807)          (7,782,789)
Class B                                                                     (2,228,825)            (594,276)
Class C                                                                       (532,698)            (139,060)

===========================================================================================================
CAPITAL STOCK TRANSACTIONS
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A                                                                    (95,971,778)         (33,744,712)
Class B                                                                     (4,269,245)           2,509,874
Class C                                                                     (1,444,164)           1,126,929

===========================================================================================================
NET ASSETS
Total decrease                                                            (121,332,000)         (37,736,367)
-----------------------------------------------------------------------------------------------------------
Beginning of period                                                        287,399,865          325,136,232
                                                                         ----------------------------------
End of period (including undistributed net investment
income of $340,901 and $779,391, respectively)                           $ 166,067,865        $ 287,399,865
                                                                         ==================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                 26  OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS

CLASS A        YEAR ENDED OCTOBER 31,                          2000        1999        1998          1997          1996(1)
===========================================================================================================================
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $15.03      $15.45      $16.81        $16.00        $15.46
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                           .44         .44         .45           .51(2)        .46
Net realized and unrealized gain (loss)                         .68        (.01)        .45          2.25(2)        .49
                                                             --------------------------------------------------------------
Total income from investment operations                        1.12         .43         .90          2.76           .95
---------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                           (.44)       (.44)       (.45)         (.56)         (.36)
Distributions from net realized gain                          (1.48)       (.41)      (1.81)        (1.39)         (.05)
                                                             --------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                               (1.92)       (.85)      (2.26)        (1.95)         (.41)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $14.23      $15.03      $15.45        $16.81        $16.00
                                                             ==============================================================

===========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                            8.27%       2.62%       5.93%        18.82%         6.27%

===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                   $144,244    $258,159    $298,558      $243,267      $233,289
---------------------------------------------------------------------------------------------------------------------------
AVERAGE NET ASSETS (IN THOUSANDS)                          $172,514    $293,677    $268,715      $238,821      $228,203
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                          2.88%       2.72%       2.96%         3.17%         3.52%
Expenses                                                       1.11%       1.04%       1.04%(5)      1.11%(5)      1.11%(5)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                          34%        122%         97%           98%           85%

1. For the 10 months ended October 31, 1996. The Fund changed its fiscal year-end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                27  OPPENHEIMER DISCIPLINED ALLOCATION FUND

FINANCIAL HIGHLIGHTS  Continued

CLASS B      YEAR ENDED OCTOBER 31,                           2000        1999        1998          1997          1996(1)
=========================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                        $15.20      $15.62      $16.99        $16.16        $15.66
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                          .30         .31         .36           .40(2)        .31
Net realized and unrealized gain                               .73          --         .43          2.27(2)        .54
                                                            -------------------------------------------------------------
Total income from
investment operations                                         1.03         .31         .79          2.67           .85
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.32)       (.32)       (.35)         (.45)         (.30)
Distributions from net realized gain                         (1.48)       (.41)      (1.81)        (1.39)         (.05)
                                                            -------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                              (1.80)       (.73)      (2.16)        (1.84)         (.35)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $14.43      $15.20      $15.62        $16.99        $16.16
                                                            =============================================================

=========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                           7.48%       1.84%       5.10%        17.96%         5.51%

=========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                   $17,892     $23,522     $21,754        $8,720        $3,919
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                          $19,643     $24,648     $14,235        $6,183        $2,324
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                         2.12%       1.97%       2.19%         2.32%         2.86%
Expenses                                                      1.87%       1.80%       1.80%(5)      1.89%(5)      1.85%(5)
-------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                         34%        122%         97%           98%           85%

1. For the 10 months ended October 31, 1996. The Fund changed its fiscal year-end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                28  OPPENHEIMER DISCIPLINED ALLOCATION FUND

CLASS C          YEAR ENDED OCTOBER 31,                       2000        1999        1998          1997          1996(1)
==========================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                        $14.88      $15.31      $16.70        $15.93        $15.71
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .28         .32         .37           .44(2)        .30
Net realized and unrealized gain (loss)                        .72        (.01)        .40          2.19(2)        .32
                                                            --------------------------------------------------------------
Total income from
investment operations                                         1.00         .31         .77          2.63           .62
--------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                          (.32)       (.33)       (.35)         (.47)         (.35)
Distributions from net realized gain                         (1.48)       (.41)      (1.81)        (1.39)         (.05)
                                                            --------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                              (1.80)       (.74)      (2.16)        (1.86)         (.40)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $14.08      $14.88      $15.31        $16.70        $15.93
                                                            ==============================================================

==========================================================================================================================
Total Return, at Net Asset Value(3)                           7.44%       1.84%       5.10%        17.93%         4.08%

==========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                    $3,931      $5,719      $4,824        $1,473          $188
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $4,255      $5,876      $2,861         $ 805          $ 57
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                         2.13%       1.97%       2.18%        2.18%          2.90%
Expenses                                                      1.86%       1.80%       1.80%(5)     1.92%(5)       1.87%(5)
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         34%        122%         97%          98%            85%

1. For the period from May 1, 1996 (inception of offering) to October 31, 1996.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                29  OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Disciplined Allocation Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

   The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.


                30  OPPENHEIMER DISCIPLINED ALLOCATION FUND

   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
DIRECTORS' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 2000, a credit of $30,008 was made for the Fund's projected benefit obligations and payments of $4,206 were made to retired directors, resulting in an accumulated liability of $58,929 as of October 31, 2000.

   The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Directors in shares of one or more Oppenheimer funds selected by the director. The amount paid to the Board of Directors under the plan will be determined based upon the performance of the selected funds. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.


                31  OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

As of October 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

EXPIRING
--------------------
2008       $167,496

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $36,259, a decrease in undistributed net investment income of $45,861, and a decrease in accumulated net realized loss on investments of $82,120. Net assets of the Fund were unaffected by the reclassifications

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                32  OPPENHEIMER DISCIPLINED ALLOCATION FUND

================================================================================
2. SHARES OF CAPITAL STOCK

The Fund has authorized 450 million of $0.001 par value shares of capital stock of each class. Transactions in shares of capital stock were as follows:

                                               YEAR ENDED OCTOBER 31, 2000                 YEAR ENDED OCTOBER 31, 1999
                                            SHARES                  AMOUNT               SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------------------
CLASS A
Sold                                       473,867           $   6,576,278            1,351,571           $ 21,353,382
Dividends and/or distributions
reinvested                               1,778,259              24,217,286              965,998             15,250,027
Redeemed                                (9,290,842)           (126,765,342)          (4,463,822)           (70,348,121)
                                        -------------------------------------------------------------------------------
Net decrease                            (7,038,716)          $ (95,971,778)          (2,146,253)          $(33,744,712)
                                        ===============================================================================

-----------------------------------------------------------------------------------------------------------------------
CLASS B
Sold                                       236,370           $   3,332,225              547,606           $  8,732,198
Dividends and/or distributions
reinvested                                 187,074               2,584,174               66,056              1,054,288
Redeemed                                  (730,656)            (10,185,644)            (458,993)            (7,276,612)
                                        -------------------------------------------------------------------------------
Net increase (decrease)                   (307,212)          $  (4,269,245)             154,669           $  2,509,874
                                        ===============================================================================

-----------------------------------------------------------------------------------------------------------------------
CLASS C
Sold                                        88,178           $   1,218,700              202,792           $  3,181,342
Dividends and/or distributions
reinvested                                  43,934                 592,281               16,189                252,900
Redeemed                                  (237,266)             (3,255,145)            (149,699)            (2,307,313)
                                        -------------------------------------------------------------------------------
Net increase (decrease)                   (105,154)          $  (1,444,164)              69,282           $  1,126,929
                                        ===============================================================================

================================================================================
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended October 31, 2000, were $60,349,188 and $151,874,168, respectively.

As of October 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $161,742,914 was:

Gross unrealized appreciation                              $ 17,281,128
Gross unrealized depreciation                               (13,624,702)
                                                           ------------
Net unrealized appreciation                                $  3,656,426
                                                           ============

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager are in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $300 million of average annual net assets of the Fund, 0.50% of the next $100 million and 0.45% of average annual net assets in excess of $400 million. The Fund's management fee for the year ended October 31, 2000 was an annualized rate of 0.625%, before any waiver by the Manager if applicable.


                33  OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

ACCOUNTING FEES. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                       AGGREGATE             CLASS A         COMMISSIONS          COMMISSIONS         COMMISSIONS
                                       FRONT-END           FRONT-END          ON CLASS A           ON CLASS B          ON CLASS C
                                   SALES CHARGES       SALES CHARGES              SHARES               SHARES              SHARES
                                      ON CLASS A         RETAINED BY         ADVANCED BY          ADVANCED BY         ADVANCED BY
YEAR ENDED                                SHARES         DISTRIBUTOR      DISTRIBUTOR(1)       DISTRIBUTOR(1)       DISTRIBUTOR(1)
----------------------------------------------------------------------------------------------------------------------------------
October 31, 2000                        $155,566            $112,021              $9,827              $98,076             $11,259

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                             CLASS A                            CLASS B                            CLASS C
                                 CONTINGENT DEFERRED                CONTINGENT DEFERRED                CONTINGENT DEFERRED
                                       SALES CHARGES                      SALES CHARGES                      SALES CHARGES
YEAR ENDED                   RETAINED BY DISTRIBUTOR            RETAINED BY DISTRIBUTOR            RETAINED BY DISTRIBUTOR
--------------------------------------------------------------------------------------------------------------------------
October 31, 2000                                 $--                            $66,950                                $--

   The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------
CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended October 31, 2000, payments under the Class A plan totaled $424,624 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $305,366 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.


                34  OPPENHEIMER DISCIPLINED ALLOCATION FUND

================================================================================
CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

   The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

   The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended October 31, 2000, were as follows:

                                                                                        DISTRIBUTOR'S           DISTRIBUTOR'S
                                                                                            AGGREGATE            UNREIMBURSED
                                                                                         UNREIMBURSED           EXPENSES AS %
                                       TOTAL PAYMENTS         AMOUNT RETAINED                EXPENSES           OF NET ASSETS
                                           UNDER PLAN          BY DISTRIBUTOR              UNDER PLAN                OF CLASS
-----------------------------------------------------------------------------------------------------------------------------
Class B Plan                                 $196,691                $157,291                $604,244                   3.38%
Class C Plan                                   42,627                  14,933                  70,064                   1.78

================================================================================
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and to seek to protect against adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.


                35  OPPENHEIMER DISCIPLINED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
================================================================================
5. FOREIGN CURRENCY CONTRACTS  Continued

The Fund may realize a gain or loss upon the closing or settlement of the forward transaction. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

   Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

================================================================================
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

   The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

   Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

   Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

   As of October 31, 2000, the Fund had outstanding futures contracts as follows:

                                                                       NUMBER OF         VALUATION AS OF          UNREALIZED
CONTRACT DESCRIPTION                          EXPIRATION DATE          CONTRACTS        OCTOBER 31, 2000        DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Standard & Poor's 500 Index                          12/14/00                  6              $2,160,300            $111,975


                36  OPPENHEIMER DISCIPLINED ALLOCATION FUND

================================================================================
7. ILLIQUID SECURITIES

As of October 31, 2000, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of October 31, 2000, was $2,975,277, which represents 1.79% of the Fund's net assets.

================================================================================
8. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

   The Fund had no borrowings outstanding during the year ended or at October 31, 2000.


                37  OPPENHEIMER DISCIPLINED ALLOCATION FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
OPPENHEIMER DISCIPLINED ALLOCATION FUND:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Disciplined Allocation Fund as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the 10-month period ended October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Disciplined Allocation Fund as of October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the 10-month period ended October 31, 1996, in conformity with accounting principles generally accepted in the United States of America.




KPMG LLP


Denver, Colorado
November 21, 2000

                38  OPPENHEIMER DISCIPLINED ALLOCATION FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

================================================================================
In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

   Dividends and distributions of $1.5576, $1.5271 and $1.5268 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 9, 1999, of which $1.0507 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

   Dividends paid by the Fund during the fiscal year ended October 31, 2000, which are not designated as capital gain distributions should be multiplied by 31.02% to arrive at the net amount eligible for the corporate dividend-received deduction.

   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                39  OPPENHEIMER DISCIPLINED ALLOCATION FUND

OPPENHEIMER DISCIPLINED ALLOCATION FUND

A Series of Oppenheimer Series Fund, Inc.
=========================================================================================
OFFICERS AND DIRECTORS      Leon Levy, Chairman of the Board of Directors
                            Donald W. Spiro, Vice Chairman of the Board of Directors
                            Bridget A. Macaskill, Director and President
                            Robert G. Galli, Director
                            Phillip A. Griffiths, Director
                            Benjamin Lipstein, Director
                            Elizabeth B. Moynihan, Director
                            Kenneth A. Randall, Director
                            Edward V. Regan, Director
                            Russell S. Reynolds, Jr., Director
                            Clayton K. Yeutter, Director
                            Bruce Bartlett, Vice President
                            John Kowalik, Vice President
                            Christopher Leavy, Vice President
                            Arthur J. Zimmer, Vice President
                            Andrew J. Donohue, Secretary
                            Brian W. Wixted, Treasurer
                            Robert J. Bishop, Assistant Treasurer
                            Scott T. Farrar, Assistant Treasurer
                            Robert G. Zack, Assistant Secretary

=========================================================================================
INVESTMENT ADVISOR          OppenheimerFunds, Inc.

=========================================================================================
DISTRIBUTOR                 OppenheimerFunds Distributor, Inc.

=========================================================================================
TRANSFER AND SHAREHOLDER    OppenheimerFunds Services
SERVICING AGENT

=========================================================================================
CUSTODIAN OF                The Bank of New York
PORTFOLIO SECURITIES

=========================================================================================
INDEPENDENT AUDITORS        KPMG LLP

=========================================================================================
LEGAL COUNSEL               Mayer, Brown & Platt

                            For more complete information about Oppenheimer
                            Disciplined Allocation Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website at WWW.OPPENHEIMERFUNDS.COM.

                            SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR
                            OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK,
                            ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND
                            INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
                            THE PRINCIPAL AMOUNT INVESTED.

                            OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS
                            DISTRIBUTOR, INC., TWO WORLD TRADE CENTER, NEW YORK, NY
                            10048-0203.

                            (C)Copyright 2000 OppenheimerFunds, Inc. All rights reserved.


                40  OPPENHEIMER DISCIPLINED ALLOCATION FUND

INFORMATION AND SERVICES
--------------------------------------------------------------------------------
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timely market updates, or immediate account access, you can count on us whenever
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

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RA0205.001.1000  December 30, 2000